                                                                   EXHIBIT 10.36

                                 AVANTGO, INC.
                                 -------------

                              CONSULTING AGREEMENT
                              --------------------

          This Consulting Agreement (the "Agreement") is entered into by and
                                          ---------
between AvantGo, Inc. (the "Company") and RB Webber ("Consultant").
                            -------       ---------

          1.  Consulting Relationship. During the term of this agreement,
              -----------------------
Consultant will provide consulting services (the "Services") to the Company as
                                                  --------
described on Exhibit A attached to this Agreement. Consultant shall use
             ---------
Consultant's best efforts to perform the Services in a manner satisfactory to the Company.

          2.  Fees. As consideration for the Services to be provided by
              ----
Consultant and other obligations, the Company will compensate Consultant as described in Exhibit B to this Agreement.
             ---------

          3.  Expenses. Consultant shall not be authorized to incur on behalf of
              --------
the Company any expenses, except as expressly specified in Exhibit B, without
                                                           ---------
the prior written consent of the Company's Chief Executive Officer. As a condition to receipt of reimbursement, Consultant shall be required to submit to the Company reasonable evidence that the amount involved was expended and related to Services provided under this Agreement.

          4.  Term and Termination. Consultant shall serve as a consultant to
              --------------------
the Company for a period commencing on December 1, 1998, and terminating on the earlier of the date on which (a) Consultant ceases to provide services to the Company under this Agreement, (b) Consultant shall have been paid the maximum amount of consulting fees as provided in Exhibit B, or (c) within 30 days of a
                                         -------------------------------------
notice of cancellation by either the Company or the Consultant.
--------------------------------------------------------------

          Either party may terminate this Agreement at any time upon ten (10) days' written notice.

          5.  Independent Contractor. Consultant's relationship with the Company
              ----------------------
will be that of an independent contractor and not that of an employee. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from payments made to Consultant for taxes, all of which will be Consultant's responsibility. Consultant agrees to indemnify and hold the Company harmless from any liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities. Consultant will have no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

          6.  Supervision of Consultant's Services. All services to be performed
              ------------------------------------
by Consultant, including but not limited to the Services, will be as agreed between Consultant and the Company's Director of Marketing. Consultant will be required to report to the Director of Marketing concerning the Services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the Director of Marketing.

          7.  Consulting or Other Services for Competitors. Consultant
              --------------------------------------------
represents and warrants that Consultant will not, during the term of this Agreement, perform any consulting or other services for any company, person or entity whose business or proposed business in any way involves products or services which could reasonably be determined to be competitive with the products or services or proposed products or services of the Company.

          8.  Confidentiality Agreement. Consultant shall sign, or has signed, a
              -------------------------
Proprietary Information and Invention Assignment Agreement substantially in the form attached to this Agreement as Exhibit C (the "Confidentiality Agreement"),
                                   ---------       -------------------------
prior to or on the date on which Consultant's consulting relationship with the Company commences. In the event that Consultant is an entity or otherwise will be causing individuals in its employ or under its supervision to participate in the rendering of the Services, Consultant warrants that it shall cause each of such individuals to execute a Confidentiality Agreement in the form attached as Exhibit C.
---------

          9.  Conflicts with this Agreement. Consultant represents and warrants
              -----------------------------
that neither Consultant nor any of Consultant's partners, employees or agents is under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant warrants that Consultant has the right to disclose or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company in the course of performance of this Agreement, without liability to such third parties. Consultant represents and warrants that Consultant has not granted any rights or licenses to any intellectual property or technology that would conflict with Consultant's obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the services required by this Agreement.

          10.  Miscellaneous.
               -------------

          (a) Amendments and Waivers. Any term of this Agreement may be amended
              ----------------------
or waived only with the written consent of the parties.

          (b) Sole Agreement. This Agreement, including the Exhibits hereto,
              --------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

          (c) Notices. Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d) Choice of Law. The validity, interpretation, construction and
              -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (e) Severability. If one or more provisions of this Agreement are held
              ------------
to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f) Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g) Arbitration. Any dispute or claim arising out of or in connection
              -----------
with any provision of this Agreement, excluding Section 7 hereof, will be finally settled by binding arbitration [in San Jose, California] in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 10(g) shall not apply to the Confidentiality Agreement.

          (h) Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS
              -----------------
AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                            [Signature Page Follows]

  The parties have executed this Agreement on the respective dates set forth below.

                              AVANTGO, INC.

                              By: /s/ [ILLEGIBLE]
                                  ---------------------------------------

                              Title: Director of Mktg
                                     ------------------------------------

                              Address:  1650 South Amphlett Boulevard
                                        Suite 212
                                        San Mateo, CA 94402

                              Date: 12-11-98
                                    -------------------------------------

                              /s/ [ILLEGIBLE]
                              -------------------------------------------
                              Signature

                              Name:

                              Title:  Principal
                                      -----------------------------------

                              Address:

                              Date: 12-11-98
                                    -------------------------------------



        SIGNATURE PAGE TO BOMBARDIER SOFTWARE, INC. CONSULTING AGREEMENT

                                   EXHIBIT A

DESCRIPTION OF CONSULTING SERVICE

         Description of Services                       Schedule/Deadline
         -----------------------                       -----------------

1. Conduct initial fact finding and prepare a              December 15
   workplan for completing revisions to the AvantGo Business Plan

2. Complete revisions to the AvantGo Business              January 29
   Plan

                                   EXHIBIT B

                                  COMPENSATION
                                  ------------

     Check applicable payment terms:

[_] For Services rendered by Consultant under this Agreement, the Company shall pay Consultant monthly under net 30 day terms. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $]. An additional $ will be allocated for any additional work authorized in writing by AvantGo.

[_]  Consultant shall be paid $________ per month, payable in arrears on the
     _______ day of each month following the end of the month in which the Services are rendered. Consultant shall provide Services of at least ________ hours per week. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $__________.

[_] Consultant shall be paid $________ upon the execution of this Agreement and $_____ upon completion of the Services specified on Exhibit A to this
                                                         ---------
     Agreement.

[x]  Consultant is authorized to incur the following expenses:

     Out of pocket expenses, billed at cost with receipts and documentation -- maximum of 15% of fees

[x]  Other:

     Consultant shall be payed time and materials up to but not exceeding $15,000 for the month of December. Additional fees to be agreed upon in writing based on initial review of requirements._______________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                   EXHIBIT C

                                 AVANTGO, INC.

                          PROPRIETARY INFORMATION AND
                         INVENTION ASSIGNMENT AGREEMENT

     As a condition of my becoming employed (or my employment being continued) or my being retained as a consultant (or my consulting relationship being continued) by AvantGo, Inc., a Delaware corporation, or any of its current or future subsidiaries, affiliates, successors or assigns (collectively, the "Company"), and in consideration of my employment or consulting relationship
 -------
with the Company and my receipt of the compensation now and hereafter paid to me by the Company, I agree to the following:

     1.   Employment or Consulting Relationship. I understand and acknowledge
          -------------------------------------
that this Agreement does not alter, amend or expand upon any rights I may have to continue in the employ of or in a consulting relationship with, or the duration of my employment or consulting relationship with, the Company under any existing agreements between the Company and me or under applicable law. Any employment or consulting relationship between the Company and me, whether commenced prior to or upon the date of this Agreement, shall be referred to herein as the "Relationship."
               ------------

     2.   At Will Employment. I understand and acknowledge that my Relationship
          ------------------
with the Company is and shall continue to be at will, as defined under applicable law, meaning that either I or the Company may terminate the Relationship at any time for any reason or no reason, without further obligation or liability.

     3.   Proprietary Information.
          -----------------------

          (a) Company Information. I agree at all times during the term of the
              -------------------
Relationship and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation without written authorization of the REPORTING_TO of the Company, any Proprietary Information of the Company that I obtain or create. I further agree not to make copies of such Proprietary Information except as authorized by the Company. I understand that "Proprietary Information" means any Company
                                -----------------------
proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, suppliers, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the Relationship), prices and costs, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment or created by me during the period of the Relationship, whether or not during working hours. I understand that "Proprietary Information" includes, but
                                         -----------------------
is not limited to, information pertaining to any aspects of the Company's business which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company or its customers or suppliers, whether of a technical nature or otherwise. I further understand that Proprietary Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

          (b) Former Employer Information. I represent that my performance of
              ---------------------------
all terms of this Agreement as an employee or consultant of the Company have not breached and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or trust prior or subsequent to the commencement of the Relationship, and I will not use in the course of the Relationship, disclose to the Company, or induce the Company to use, any inventions, confidential or proprietary information or material belonging to any previous employer or any other party.

          (c) Third Party Information. I recognize that the Company has received
              -----------------------
and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company in a manner consistent with the Company's agreement with such third party.

     4.   Inventions.
          ----------

          (a) Inventions Retained and Licensed. I have attached hereto, as
              --------------------------------
Exhibit A, a list describing all inventions, original works of authorship,
---------
developments, improvements, and trade secrets that were made by me prior to the Relationship (collectively referred to as "Prior Inventions"), which belong to
                                           ----------------
me, which relate to the Company's proposed or current business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of the Relationship, I incorporate into a Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and shall have a non-exclusive, royalty-free, irrevocable, perpetual, worldwide license (with the right to sublicense) to make, have made, copy, modify, make derivative works of, use, sell and otherwise distribute such Prior Invention as part of or in connection with such product, process or machine.

          (b) Assignment of Inventions. I agree that I will promptly make full
              ------------------------
written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign, and agree to assign, to the Company, or its designee, all my right, title and interest throughout the world in and to any and all inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, that I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time of the Relationship (collectively referred to as "Inventions"), except as provided in Section 4(e) below. I further acknowledge that all inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets which are made by me (solely or jointly with others) within the scope of and during the period of the Relationship are "works made for hire" (to the greatest extent permitted by applicable law) and are compensated by my salary (if I am an employee) or by such amounts paid to me under any applicable consulting agreement or consulting arrangements (if I am a consultant), unless regulated otherwise by mandatory law.

          (c)  Maintenance of Records. I agree to keep and maintain adequate and
               ----------------------
current written records of all Inventions made by me (solely or jointly with others) during the term of the Relationship. The records may be in the form of notes, sketches, drawings, flow charts, electronic data or recordings, laboratory notebooks, and any other format. The records will be available to and remain the sole property of the Company at all times. I agree not to remove such records from the Company's place of business except as expressly permitted by Company policy which may, from time to time, be revised at the sole election of the Company.

          (d)  Patent and Copyright Registrations. I agree to assist the
               ----------------------------------
Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, trademarks, mask work rights, moral rights, or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for, obtain maintain and transfer such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or unavailability or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me. I hereby waive and irrevocably quitclaim to the Company any and all claims, of any nature whatsoever, which I now or hereafter have for infringement of any and all proprietary rights assigned to the Company.

          (e)  Exception to Assignments. I understand that the provisions of
               ------------------------
this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit B). I will advise the Company
                                      ---------
promptly in writing of any inventions that I believe meet such provisions and that are not disclosed on Exhibit A.
                          ---------

     5.   Returning Company Documents. I agree that, at the time of termination
          ---------------------------
of the Relationship, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, laboratory notebooks, materials, flow charts, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to the Relationship or otherwise belonging to the Company, its successors or assigns. I further agree that to any property situated on the Company's premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. In the event of the termination of the Relationship, I agree to sign and deliver the "Termination Certificate" attached hereto as Exhibit C.
 -----------------------                     ---------

     6.   Notification to Other Parties.
          -----------------------------

          (a)  Employees. In the event that I leave the employ of the Company, I
               ---------
hereby consent to notification by the Company to my new employer about my rights and obligations under this Agreement.

          (b)  Consultants. I hereby grant consent to notification by the
               -----------
Company to any other parties besides the Company with whom I maintain a consulting relationship, including parties with whom such relationship commences after the effective date of this Agreement, about my rights and obligations under this Agreement.

     7.   Solicitation of Employees, Consultants and Other Parties. I agree that
          --------------------------------------------------------
during the term of the Relationship, and for a period of twenty-four (24) months immediately following the termination of the Relationship for any reason, whether with or without cause, I shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees or consultants to terminate their relationship with the Company, or take away such employees or consultants, or attempt to solicit, induce, recruit, encourage or take away employees or consultants of the Company, either for myself or for any other person or entity. Further, for a period of twenty-four (24) months following termination of the Relationship for any reason, with or without cause, I shall not solicit any licensor to or customer of the Company or licensee of the Company's products, in each case, that are known to me, with respect to any business, products or services that are competitive to the products or services offered by the Company or under development as of the date of termination of the Relationship.

     7.   Representations and Covenants.
          -----------------------------

          (a)  Facilitation of Agreement. I agree to execute promptly any proper
               -------------------------
oath or verify any proper document required to carry out the terms of this Agreement upon the Company's written request to do so.

          (b)  Conflicts. I represent that my performance of all the terms of
               ---------
this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to commencement of the Relationship. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict with any of the provisions of this Agreement.

          (c)  Voluntary Execution. I certify and acknowledge that I have
               -------------------
carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

     8.   General Provisions.
          ------------------

          (a)  Governing Law. The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (b)  Entire Agreement. This Agreement sets forth the entire agreement
               ----------------
and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, obligations, rights or compensation will not affect the validity or scope of this Agreement.

          (c)  Severability. If one or more of the provisions in this Agreement
               ------------
are deemed void by law, then the remaining provisions will continue in full force and effect.

          (d)  Successors and Assigns. This Agreement will be binding upon my
               ----------------------
heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

          (e)  Survival. The provisions of this Agreement shall survive the
               --------
termination of the Relationship and the assignment of this Agreement by the Company to any successor in interest or other assignee.

          (f)  ADVICE OF COUNSEL. I ACKNOWLEDGE THAT, IN EXECUTING THIS
               -----------------
AGREEMENT, I HAVE HAD THE OPPORTUNITY TO SEEK THE ADVICE OF LEGAL COUNSEL, AND I HAVE READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.


                            [Signature Page Follows]

  The parties have executed this Agreement on the respective dates set forth below:

COMPANY:                              EMPLOYEE OR CONSULTANT:

AVANTGO, INC.                         ________, an Individual:

By:______________________             ________________________________
                                      Signature

Title:___________________

Date:____________________             Date:___________________________

Address:                              Address:

1650 Amphlett Boulevard, Suite 212
San Mateo, CA 94402

                                   EXHIBIT A
                                   ---------

                            LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP
                            EXCLUDED FROM SECTION 4

                                                        Identifying Number
    Title                            Date              or Brief Description
    -----                            ----              --------------------



___ No inventions or improvements


___ Additional Sheets Attached


Signature of Employee/Consultant:_____________________________

Print Name of Employee/Consultant:____________________________

Date:_________________________________________________________

                                   EXHIBIT B
                                   ---------

Section 2870 of the California Labor Code is as follows:

     (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

          (2)   Result from any work performed by the employee for the employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

                                   EXHIBIT C
                                   ---------

                            TERMINATION CERTIFICATE

     This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to AvantGo, Inc., its subsidiaries, affiliates, successors or assigns (together the "Company").
                       -------

     I further certify that I have complied with all the terms of the Company's Proprietary Information and Invention Assignment Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein), conceived or made by me (solely or jointly with others) covered by that agreement.

     I further agree that, in compliance with the Proprietary Information and Invention Assignment Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company or any of its employees, clients, consultants or licensees.

     I further agree that for twenty-four (24) months from this date, I will not hire any employees or consultants of the Company and I will not solicit, induce, recruit or encourage any of the Company's employees or consultants to leave their employment, nor will I solicit any of the Company's licensors, customers or licensees to terminate any relationship with the Company.

Date:_______________________________

                                      ____________________________________
                                      (Signature)

                                      _____________________________________
                                      (Type/Print Name)

                                   EXHIBIT B

                                  COMPENSATION
                                  ------------

     Check applicable payment terms:

[x] For Services rendered by Consultant under this Agreement, the Company shall pay Consultant monthly under net 30 day terms. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $]. An additional $ will be allocated for any additional work authorized in writing by AvantGo.

[_]  Consultant shall be paid $_______ per month, payable in arrears on the
     ________ day of each month following the end of the month in which the Services are rendered. Consultant shall provide Services of at least _______ hours per week. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $_________.

[_] Consultant shall be paid $________ upon the execution of this Agreement and $________ upon completion of the Services specified on Exhibit A to this
                                                            ---------
     Agreement.

[x]  Consultant is authorized to incur the following expenses:

     Out of pocket expenses, billed at cost with receipts and documentation -- maximum of 15%

[x]  Other:

     Consultant shall be payed time and materials up to but not exceeding $15,000 for the month of December. Additional fees to be agreed upon in writing based on initial review of requirements

     Addendum: A maximum of $35,000 additional fees authorized for completion of the Plan.

________________________________________________________________________________

________________________________________________________________________________